Las Vegas Sands, Inc.

                      1997 Fixed Stock Option Plan

            SECTION 1. Purpose. The purposes of this Las Vegas Sands, Inc. 1997 Fixed Stock Option Plan are to promote the interests of Las Vegas Sands, Inc. (the "Company") and its shareholders by (i) attracting and retaining exceptional officers and other key employees of and consultants to the Company and its Subsidiaries and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company.

            SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

            "Acceleration Event" shall mean (i) the merger of the Company with another entity pursuant to which the shareholders of the Company immediately prior to such merger do not own a majority of the stock of the surviving corporation immediately after the merger or the sale of all or a substantially all of its assets or a majority of its capital stock (other than a restructuring or reorganization as a result of the Development Project or any public offering) (a "Change in Control Acceleration Event"), or (ii) an initial public offering of the stock of the Company as the same shall be referenced in a request for acceleration or other document filed by the Company with the SEC (a "Public Offering Acceleration Event").

            "Adelson" shall mean Mr. Sheldon G. Adelson, the principal shareholder of the Company.

            "Affiliate" shall mean (i) any entity that would be deemed to be under common control with the Company under Section 414 of the Code and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Board.

            "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

            "Board" shall mean the Board of Directors of the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Company" shall mean Las Vegas Sands, Inc., together with any successor thereto.

            "Development Project" shall mean the Company's construction and development of the hotel/casino resort, shopping mall and Congress Center (Hall
D)


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and the further development of the adjacent parcels on the property owned by the Company or its Affiliates on the "Strip" in Las Vegas, Nevada, and the construction of new improvements thereon.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" shall mean at any time (i) if there is no public market for the Shares, then the fair market value as agreed to by the Company and the Participant or in the absence of such agreement, as determined by an appraisal conducted by a national investment banking firm selected and paid by the Company and (ii) if there is a public market for the Shares, then the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares.

            "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

            "Nevada Gaming Laws" means the statutes of the State of Nevada, the regulations of the Nevada Gaming Commission, the rules, directives and decisions of the Nevada Gaming Commission and State Gaming Control Board, the ordinances of Clark County, Nevada, and the regulations of the Clark County Liquor and Gaming Licensing Board.

            "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

            "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

            "Participant" shall mean any officer or other key employee of or consultant to the Company or its Subsidiaries eligible for an Option under
Section 5 of the Plan and selected by the Board to receive an Option under the Plan.

            "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

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                                                                    3

            "Plan" shall mean this Las Vegas Sands, Inc. 1997 Fixed Stock Option Plan.

            "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

            "Shares" shall mean the common shares of the Company, $.10 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Board pursuant to Section 4(b).

            "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Board.

            "Substitute Options" shall have the meaning specified in Section
4(c).

            SECTION 3.  Administration.

                  (a) The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Board; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive, and binding upon all Persons,


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                                                                    4

including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

                  (c) No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

            SECTION 4.  Shares Available for Options.

                  (a) Shares Available. Subject to adjustment as provided in
Section 4(b), the aggregate number of Shares with respect to which Options may be granted under the Plan shall be 75,000. If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan, or to which such an Option relates, are forfeited, or if an Option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or cancellation for consideration), then the Shares covered by such Option shall again be, or shall become, Shares with respect to which Options may be granted hereunder.

                  (b) Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, infusion of capital, including, without limitation, any infusion of capital by Adelson, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Options over the aggregate exercise price of such Option.

                  (c) Substitute Options. Options may, in the discretion of the Board, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ("Substitute Options"). The number of Shares underlying any Substitute Options shall be counted against the aggregate number of Shares available for Options under the Plan.


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                  (d) Sources of Shares Deliverable Under Options. Any Shares
delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares, of treasury Shares or of shares purchased from a shareholder of the Company.

            SECTION 5. Eligibility. Any officer or other key employee of or consultant to the Company or any of its Affiliates or Subsidiaries (including any prospective officer or key employee or consultant) shall be eligible to be designated a Participant.

            SECTION 6.  Stock Options.

                  (a) Grant. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Board shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options. No person or Participant has any right, title or interest in the Plan or any interest in an Option to acquire an interest in the Plan or the Shares of the Company until such time as the Plan and any rights granted thereunder, including any Options, are approved by the Nevada Gaming Authorities.

                  (b) Exercise Price. The Board shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

                  (c) Exercise. Subject to Section 8 hereof, each Option shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Board may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities and gaming laws, as it may deem necessary or advisable. No Participant that holds an Option under this Plan may exercise such option until such time as he or she obtains a


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                                                                    6

license or other approvals from the Nevada Gaming Commission and the Clark County Liquor and Gaming Licensing Board (the "Nevada Gaming Authorities") to hold the stock in the Company. In the event that the Participant is denied such license or approval or fails to obtain such license or approval while an employee of the Company or within one year thereafter, then such options will thereby expire.

                  (d)  Payment.

                        (i) No Shares shall be delivered pursuant to any exercise f an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months), (y) if there shall be a public market for the Shares, subject to such rules as may be established by the Board, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (z) to the extent permitted in an Award Agreement, by the promissory note and agreement of a Participant providing for the payment with interest on the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any therefor) as the Board may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                        (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Board, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

                        (iii) Shares issued to a Participant upon the exercise of an Option under the terms of this Plan may be pledged to a financial institution to secure a loan, the proceeds of which are used to pay to the Company the exercise price of the Option or the taxes payable by the Participant in connection with his or her acquisition of the Shares provided, however, that the financial institution agrees that their security interest in such Shares shall be subordinate to any right of redemption the Company may have with respect to such Shares pursuant to an agreement between the Company and the Participant.


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            SECTION 7.  Amendment and Termination.

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, and provided that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) Amendments to Options. The Board may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (c) Adjustment of Options upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

            SECTION 8. Acceleration Event. In the event of an Acceleration Event, any outstanding Options then held by Participants which are unexercisable or otherwise unvested, shall automatically become 100% vested and shall be exercisable pursuant to the terms of the applicable Award Agreement.

            SECTION 9.  General Provisions.

                  (a)  Nontransferability.

                        (i) Each Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. Except as set forth in Section 6(d)(iii) and subject to compliance with applicable Nevada Gaming Laws, no Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and



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                                                                    8

distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                        (ii) Notwithstanding the foregoing, the Board may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Stock Options may be transferred by the Participant to whom such Option was granted (the "Grantee") without consideration, subject to such rules as the Board may adopt to preserve the purposes of the Plan, any applicable restrictions in the Company's articles of incorporation, by-laws or other relevant corporate documents, and provided that such transfer will not cause the Company to cease to be an S Corporation, to:

                  (A) the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and his or her Immediate Family; or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and his or her Immediate Family members;

            (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); provided that the Grantee gives the Board advance written notice describing the terms and conditions of the proposed transfer and provides proof that the Grantee and all Transferees have obtained all necessary licenses and approvals from the Nevada Gaming Authorities and the Board notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the option.

            The terms of any option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution, and only after obtaining all necessary licenses and approvals from the Nevada Gaming Authorities;
            (b) Permitted Transferees shall not be entitled to exercise any transferred Options


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                                                                    9

            unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Board determines that such a registration statement is necessary or appropriate, (c) the Permitted Transferee has obtained all necessary licenses and approvals from the Nevada Gaming Authorities; (d) the Board or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (e) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

                  (b) Assumption by Adelson. Adelson may, at any time, assume the Plan or certain obligations under the Plan in which case Adelson will be the Administrator of the Plan, the issuer of the Options and will have all the rights, powers and responsibilities granted to the Company or the Board under the Plan with respect to such assumed obligations, including any redemption rights granted to the Company under any Employment Agreement or contract or otherwise.

                  (c)  No Rights to Options.

                        (1) No Participant or other Person shall have any claim
                  to be granted any Option, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options. The terms and conditions of Options and the Board's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                        (2) No Participant may acquire any interest in an Option
                  under this Plan until such time as the Nevada Gaming Authorities approves the granting of such Option. In the event that any Nevada Gaming Authority denies the granting of the Option, the Participant shall not be entitled to receive the Option or any other compensation or remuneration under this Agreement in lieu of such Option.

                        (3) This Plan is not effective and no Participant has
                  any rights hereunder until such time as the Plan is approved by the Nevada Gaming Authorities.


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                  (d)  Share Certificates.

                        (1) All certificates for Shares or other securities of
                  the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, any applicable Federal or state laws, or the Company's Articles of Incorporation or Bylaws and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                        (2) All certificates for Shares or other securities of
                  the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to Nevada Gaming Laws and all local gaming laws and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (e)  Withholding.

                        (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Option or other property) of any applicable withholding taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                        (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

                        (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 9(a) of the Plan, the Grantee shall remain liable for any


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                                                                              11


withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

                  (f) Award Agreements. Each Option hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto, including but not limited to the effect on such Option of the death, disability or termination of employment or service of a Participant, and the effect, if any, of such other events as may be determined by the Board.

                  (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (h) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (i) No Rights as Shareholder. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

                  (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada and the Nevada Gaming Laws.

                  (k) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

                  (l) Other Laws. The Board may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws and all approvals of the Nevada Gaming Laws.

                  (m) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            SECTION 10.  Term of the Plan.

                  (a) Effective Date. The Plan shall be effective as of the date of its approval by the Board of Directors of the Company.

                  (b) Expiration Date. No Option shall be granted under the Plan after November 6, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Option granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after November 6, 2007.